SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 6, 2001
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
--------------------------------------------------------------------------------



       Delaware                                          75-2533468
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



100 North Tryon Street
Charlotte, North Carolina                                          28255
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.      Other Events
             -------------

             Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.      Financial Statements and Exhibits
             ---------------------------------

             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
(99)                                Computational Materials, Structural
                                    Term  Sheets and Collateral Term Sheets
                                    prepared by Banc of America
                                    Securities LLC in connection with
                                    C-BASS Mortgage Loan Asset-Backed
                                    Certificates, Series 2001-CB1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


March 6, 2001

                                   By:  /s/  Michael Schoffelen
                                        --------------------------------
                                        Name:   Michael Schoffelen
                                        Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Computational Materials, Structural             E
                        Term Sheets and Collateral Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection with
                        C-BASS Mortgage Loan Asset-Backed
                        Certificates, Series 2001-CB1